UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2015
________________________________________________________

________________________________________________________

(Exact name of registrant as specified in its charter)
Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Supplemental Indenture

On December 1, 2015, (i) Platform Specialty Products Corporation (“Platform”), (ii) MacDermid, Incorporated (“MacDermid”), MacDermid Holdings, LLC, Platform Delaware Holdings, Inc., Arysta LifeScience America Inc., Arysta LifeScience Management Company, LLC, Arysta LifeScience NA Holding LLC, Arysta LifeScience North America, LLC, Autotype Holdings (USA) Inc., Bayport Chemical Service, Inc., Canning Gumm, LLC, Dutch Agricultural Investment Partners LLC, Dynacircuits, LLC, Echo International, Inc., MacDermid Acumen, Inc., MacDermid Agricultural Solutions, Inc., MacDermid Anion, Inc., MacDermid Autotype Incorporated, MacDermid Brazil, Inc., MacDermid Group, Inc., MacDermid Houston, Inc., MacDermid International Investments, LLC, MacDermid International Partners, MacDermid Investment Corp., MacDermid MAS LLC, MacDermid Offshore Solutions, LLC, MacDermid Overseas Asia Limited, MacDermid Printing Solutions Acumen, Inc., MacDermid Printing Solutions, LLC, MacDermid Publication & Coating Plates, LLC, MacDermid South America, Incorporated, MacDermid South Atlantic, Incorporated, MacDermid Texas, Inc., MacDermid US Holdings, LLC, MRD Acquisition Corp., NAPP Printing Plate Distribution, Inc., NAPP SYSTEMS INC., Rockville Venture, LLC, Specialty Polymers, Inc., Vernon-Rockville Venture, LLC, W. Canning Inc., W. Canning, Ltd. and W. Canning USA, LLC, each a subsidiary of Platform (collectively, the “Initial Guarantors”) and (iii) Computershare Trust Company, N.A., as trustee (the “Trustee”), entered into a supplemental indenture (the “Supplemental Indenture”), which supplemented that certain indenture dated as of November 10, 2015, by and among PSPC Escrow II Corp., a wholly-owned subsidiary of Platform (the “Escrow Issuer”) and the Trustee (the “Initial Indenture” and, together with the Supplemental Indenture, the “Indenture”) pursuant to which the Escrow Issuer issued $500 million aggregate principal amount of 10.375% senior notes due 2021 (the “Notes”). The Initial Indenture is described more fully in Platform’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2015, which description is incorporated herein by reference.

Pursuant to the Supplemental Indenture, Platform assumed the obligations of the Escrow Issuer under the Notes and the Initial Indenture, and the Initial Guarantors jointly and severally, fully and unconditionally guaranteed the Notes on a senior unsecured basis. Subject to certain exceptions, Platform’s existing and future direct and indirect domestic subsidiaries that guarantee Platform’s senior secured credit facility have guaranteed and will guarantee the Notes.  Concurrently with the entry by Platform and the Initial Guarantors into the Supplemental Indenture, the Escrow Issuer was merged with and into Platform and the net proceeds from the issuance and sale of the Notes were released from escrow and used to fund a portion of the cash consideration for the Alent Acquisition (as defined below).

The description of the Indenture contained herein is not intended to be complete and is qualified in its entirety by reference to the full texts of the Initial Indenture, which was filed with the SEC as Exhibit 4.1 to Platform’s Current Report on Form 8-K on November 12, 2015, and the Supplemental Indenture, which is attached hereto as Exhibit 4.2, which are both incorporated herein by reference.

Joinder Agreement

As previously disclosed in Platform’s Current Report on Form 8-K filed with the SEC on November 4, 2015, Platform agreed that upon consummation of the Alent Acquisition (as defined below), AI Divestitures, Inc., Alent Investments, Inc., Alent USA Holding, Inc., Alpha Metals, Inc., AR Mexican Holding, Inc., Cookson Holding Company, Cookson Pigments, Inc., EI Liquidation, Inc., Enthone Inc., M&P Compounding, Inc., OMI International Corporation, SPC Divestiture, Inc. (collectively, the “Alent Guarantors”) would enter into a joinder agreement to the purchase agreement, dated November 3, 2015, by and among Platform, the Escrow Issuer, the Initial Guarantors and the initial purchasers named therein (the “Purchase Agreement”) related to the Notes.

On December 1, 2015, the Alent Guarantors entered into such joinder agreement (the “Joinder Agreement”), pursuant to which (i) each of the Alent Guarantors, without any further action by any other person, became a party to the Purchase Agreement and agreed to be bound by the terms of the Purchase Agreement applicable to the Initial Guarantors as if they were each an original signatory thereto, and (ii) the representations, warranties and agreements of the Alent Guarantors in the Purchase Agreement, became effective, as of the date thereof, pursuant to the terms of the Joinder Agreement.

The descriptions of the Joinder Agreement and the Purchase Agreement contained herein are not intended to be complete and are qualified in their entirety by reference to the full texts of the Joinder Agreement, which is attached hereto as Exhibit 10.1, and the Purchase Agreement, which was re-filed with the SEC as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on November 12, 2015, and which are both incorporated herein by reference. The material terms of the Purchase Agreement were previously disclosed in Platform’s Current Report on Form 8-K filed with the SEC on November 4, 2015, which are also incorporated herein by reference.

Amendment to Credit Agreement

On December 3, 2015, Platform, MacDermid, MacDermid Agricultural Solutions Holdings B.V. (“MASH”), Netherlands Agricultural Investment Partners LLC (“NAIP”), MacDermid European Holdings B.V., MacDermid Funding LLC and certain other subsidiaries of Platform, entered into and closed the transactions contemplated by an amendment (“Amendment No. 4”) to the Second Amended and Restated Credit Agreement, dated as of August 6, 2014 and amended on October 1, 2014, November 3, 2014 and February 13, 2015, by and among, inter alios, Platform, MacDermid, MASH, NAIP and certain subsidiaries of Platform from time to time parties thereto, the lenders from time to time parties thereto and Barclays Bank PLC, as administrative agent and collateral agent (as amended, the “Credit Agreement”). Amendment No. 4, among other things, provided for (i) a new tranche of new term loans denominated in U.S. dollars in an aggregate principal amount of up to $1,045 million (the “New Tranche B-3 Term Loans”), (ii) a new tranche of new term loans denominated in euro in an aggregate principal amount of up to €300 million (the “New Euro Tranche C-2 Term Loans”), (iii) an increase in the size of the existing U.S. Dollar revolving credit facility by $87.5 million to $250 million, and (iv) an increase in the size of the existing multicurrency revolving credit facility by $87.5 million to $250 million. Concurrently with the closing of the Alent Acquisition, the additional $1,045 million of New Tranche B-3 Term Loans (less original issue discount of 2%), the additional €300 million of New Euro Tranche C-2 Term Loans (less original issue discount of 2%) and $115 million under Platform’s multi-currency  revolving credit facility were borrowed to fund a portion of the cash consideration for the Alent Acquisition.

Each of the New Tranche B-3 Term Loans and the New Euro Tranche C-2 Term Loans bear interest at a rate per annum equal to 4.50% plus an adjusted eurocurrency rate, or 3.50% plus an adjusted base rate, calculated as set forth in the Credit Agreement. Pursuant to Amendment No. 4, each of the previously existing (i) tranche B term loans, (ii) tranche B-2 term loans and (iii) euro tranche term loans will bear interest at 4.50% per annum plus an adjusted eurocurrency rate, or 3.50% plus an adjusted base rate, calculated as set forth in the Credit Agreement. Each tranche of term loans will mature on June 7, 2020.

Revolving loans bear interest at a rate per annum equal to 3.00% plus an adjusted eurocurrency rate, or 2.00% plus an adjusted base rate, each as calculated as set forth in the Credit Agreement. Amendment No. 4 provided for maturity extension (the “Extension”) of the revolving loans and commitments (the “Extended Revolving Facility”) held by revolving facility lenders consenting to the Extension (the “Extending Lenders”). The Extended Revolving Facility will mature on June 7, 2019. Revolving loans and commitments held by revolving facility lenders other than the Extending Lenders will mature on June 7, 2018.

Amendment No. 4 also amended the financial covenant, solely with respect to the revolving credit facility, pursuant to which Platform shall be required to maintain a first lien net leverage ratio, calculated as set forth in the Credit Agreement, of no greater than 6.25 to 1.00.

Except as set forth in Amendment No. 4 and above, (i) the New Tranche B-3 Term Loans shall have identical terms as the existing U.S. dollar denominated term loans and (ii) the New Euro Tranche C-2 Term Loans shall have identical terms as the existing euro denominated term loans and, in each case, shall be otherwise subject to the provisions of the Credit Agreement.

The foregoing descriptions of Amendment No. 4 and the Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of Amendment No. 4, which is attached hereto as Exhibit 10.3, and the Second Amended and Restated Credit Agreement, dated as of August 6, 2014, which was filed with the SEC as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on August 8, 2014, as amended by Amendments No. 2 and 3, which are included herewith as Exhibits 10.5 and 10.6, respectively, and which are all incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On December 1, 2015 (the “Effective Date”), Platform consummated its previously-announced recommended offer to acquire all the issued and to be issued shares of Alent plc (“Alent”), a public limited company registered in England and Wales (the “Alent Acquisition”), by way a scheme of arrangement implemented under the U.K. Companies Act 2006 and provided to Alent’s shareholders on August 17, 2015 (the “Scheme”). The Scheme was sanctioned by the High Court of Justice of England and Wales on November 20, 2015 and became effective on December 1, 2015 upon delivery of the Court order to the U.K. Registrar of Companies. Alent’s shares were delisted from the London Stock Exchange on December 2, 2015.

As previously disclosed in Platform’s Current Report on Form 8-K filed with the SEC on July 13, 2015, each Alent shareholder was entitled to receive 503 pence in cash for each ordinary share of 10 5/11 pence each in the capital of Alent (the “Alent Shares”).  The Scheme also included an alternative under which eligible Alent shareholders could elect to receive shares of Platform’s common stock, par value $0.01 per share (the “New Platform Shares”) in lieu of part or all of the cash consideration that they would otherwise be entitled to receive in exchange for their Alent Shares on the basis of 0.31523 New Platform Shares for every Alent Share.  Such alternative was limited to the issue of New Platform Shares in respect of approximately 21.9% of Alent’s issued share capital as of close of business on July 10, 2015. Based on the elections made, Platform issued 18,419,738 New Platform Shares to Alent shareholders, including Cevian Capital II Master Fund LP, the largest shareholder of Alent from whom Platform had received an irrevocable undertaking, inter alia, to elect for the partial share ownership for its entire beneficial ownership in Alent, and paid approximately $1.9 billion in cash as acquisition consideration pursuant to the Scheme. Platform financed the Alent Acquisition and pre-paid in full Alent’s outstanding debt under its existing credit facility with cash on hand, the proceeds from the offering of the Notes and the additional borrowings made under the Credit Agreement, as described under “Amendment to Credit Agreement” in Item 1.01 of this Current Report on Form 8-K.

The New Platform Shares were issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), set forth in Section 3(a)(10) thereof.  As of December 4, 2015, following the issuance of the New Platform Shares, 229,464,157 shares of Platform’s common stock, par value $0.01 per share, are outstanding.

The foregoing description of the Scheme is not intended to be complete and is qualified in its entirety by reference to the full text of the announcement issued on July 13, 2015 pursuant to Rule 2.7 of the U.K. City Code on Takeovers and Mergers, which was filed as Exhibit 2.1 to Platform’s Current Report on Form 8-K filed with the SEC on July 13, 2015, and which is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K under “Supplemental Indenture” and “Amendment to Credit Agreement” is hereby incorporated in this Item 2.03 by reference.

Item 3.02   Unregistered Sales of Equity Securities

The Scheme became effective on December 1, 2015.

On December 2, 2015, Platform issued the New Platform Shares to the Alent shareholders in connection with the consummation of the Alent Acquisition. The New Platform Shares were issued in reliance upon an exemption from the registration requirements of the Securities Act set forth in Section 3(a)(10) thereof, as described under Item 2.01 of this Current Report on Form 8-K.

Item 8.01  Other Events.

On December 1, 2015, Platform issued a press release announcing that the Scheme with Alent has become effective, which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(a)            Financial Statements of Businesses Acquired

Alent’s financial statements required by this Item 9.01(a) are not included in this Current Report on Form 8-K and will be filed by amendment within seventy-one (71) calender days after the date on which this Current Report on Form 8-K is required to be filed with the SEC.

(b)            Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) is not included in this Current Report on Form 8-K and will be filed by amendment of this Current Report within seventy-one (71) calendar days after the date on which this Current Report on Form 8-K is required to be filed with the SEC.

 (d)            Exhibits

Exhibit Number	Exhibit Title
2.1	Rule 2.7 Announcement, dated July 13, 2015 (filed as Exhibit 2.1 to Platform’s Current Report on Form 8-K filed on July 13, 2015, and incorporated herein by reference).
4.1
Indenture, dated as of November 10, 2015, among the Escrow Issuer and the Trustee (filed as Exhibit 4.1 to Platform’s Current Report on Form 8-K filed on November 12, 2015, and incorporated herein by reference).

4.2	Supplemental Indenture, dated December 1, 2015, among Platform, the Initial Guarantors and the Trustee.
10.1	Joinder Agreement, dated December 1, 2015, among the Alent Guarantors.
10.2
Purchase Agreement, dated November 3, 2015, by and among the Escrow Issuer, Platform, the Guarantors and the initial purchasers named therein (re-filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on November 12, 2015, and incorporated herein by reference).

10.3
Amendment No. 4, dated December 3, 2015, among, inter alios, Platform, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent.

10.4
Second Amended and Restated Credit Agreement, dated as of August 6, 2014, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC, the subsidiaries of the borrower from time to time parties thereto, the lenders from time to time parties thereto and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on August 8, 2014, and incorporated herein by reference).

10.5
Amendment No. 2, dated August 6, 2014, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC, the subsidiaries of the borrower from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.2 to Platform’s Current Report on Form 8-K filed on August 8, 2014, and incorporated herein by reference).

10.6
Amendment No. 3, dated February 13, 2015, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC the subsidiaries of the borrower from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on February 17, 2015, and incorporated herein by reference).

99.1	Press release issued on December 1, 2015, announcing that the Scheme with Alent has become effective.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION

December 4, 2015	By:	/s/ Sanjiv Khattri
	Name:	Sanjiv Khattri
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
2.1	Rule 2.7 Announcement, dated July 13, 2015 (filed as Exhibit 2.1 to Platform’s Current Report on Form 8-K filed on July 13, 2015, and incorporated herein by reference).
4.1
Indenture, dated as of November 10, 2015, among the Escrow Issuer and the Trustee (filed as Exhibit 4.1 to Platform’s Current Report on Form 8-K filed on November 12, 2015, and incorporated herein by reference).

4.2	Supplemental Indenture, dated December 1, 2015, among Platform, the Initial Guarantors and the Trustee.
10.1	Joinder Agreement, dated December 1, 2015, among the Alent Guarantors.
10.2
Purchase Agreement, dated November 3, 2015, by and among the Escrow Issuer, Platform, the Guarantors and the initial purchasers named therein (re-filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on November 12, 2015, and incorporated herein by reference).

10.3
Amendment No. 4, dated December 3, 2015, among, inter alios, Platform, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent.

10.4
Second Amended and Restated Credit Agreement, dated as of August 6, 2014, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC, the subsidiaries of the borrower from time to time parties thereto, the lenders from time to time parties thereto and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on August 8, 2014, and incorporated herein by reference).

10.5
Amendment No. 2, dated August 6, 2014, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC, the subsidiaries of the borrower from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.2 to Platform’s Current Report on Form 8-K filed on August 8, 2014, and incorporated herein by reference).

10.6
Amendment No. 3, dated February 13, 2015, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC the subsidiaries of the borrower from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on February 17, 2015, and incorporated herein by reference).

99.1	Press release issued on December 1, 2015, announcing that the Scheme with Alent has become effective.